                                                                    EXHIBIT 4.1


   NUMBER                                                             SHARES

COMMON STOCK              [REPEATER TECHNOLOGIES LOGO]             COMMON STOCK



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 76027U 10 2

THIS CERTIFIES THAT                                  SEE REVERSE FOR CERTAIN
                                                            RESTRICTIONS

IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                          REPEATER TECHNOLOGIES, INC.


     The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its corporate seal.

Dated:

                                 REPEATER TECHNOLOGIES, INC.
                                        CORPORATE SEAL
       SECRETARY                          FEB. 2000                PRESIDENT
                                          DELAWARE



COUNTERSIGNED AND REGISTERED
    U.S. STOCK TRANSFER CORPORATION
      TRANSFER AGENT AND REGISTRAR

By:

               AUTHORIZED SIGNATURE

                          REPEATER TECHNOLOGIES, INC.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT  - as tenants by the entireties                                under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN   - as joint tenants with right of                                          (State)
                survivorship and not as tenants
                in common

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                   INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)


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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------



                                     -------------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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AMERICAN BANK NOTE COMPANY             PRODUCTION COORDINATOR: STEVE KOWALSKI:
55TH & SANSOM STREET                   215-764-8620
PHILADELPHIA, PA 19139                 PROOF OF MARCH 13, 2000
(215) 764-8600                         REPEATER TECHNOLOGIES, INC.
                                       H65664 BACK
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SALES: M. SANDNU: 415-543-8585         OPERATOR:   LR
HOME 15/LIVE JOBS/REPEATER H65664      NEW
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